SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant                                                 / X /
Filed by a Party other than the Registrant                              /   /
Check the appropriate box:

/ X /    Preliminary Proxy Statement
/   /    Confidential, for Use of the Commission Only
          (as permitted by Rule 14a-6(e)(2)
/   /    Definitive Proxy Statement
/   /    Definitive Additional Materials
/   /    Soliciting Material Pursuant to ss.240-14a-11(c) or ss.240-14a-12

                               Kiewit Mutual Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                               Kiewit Mutual Fund
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/ X /    No fee required.

/   /    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

         1)   Title of each class of securities to which transaction applies:

              ------------------------------------------------------------------

         2)   Aggregate number of securities to which transaction applies:

              ------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         4)   Proposed maximum aggregate value of transaction:

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         5)   Total fee paid:

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/   /    Fee paid previously with preliminary materials.

/   /    Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount Previously Paid:

         2)   Form, Schedule or Registration Statement No.:

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         4)   Date Filed:

                               KIEWIT MUTUAL FUND
                                1000 Kiewit Plaza
                           Omaha, Nebraska 68131-3344

                 NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS OF
                          KIEWIT MONEY MARKET PORTFOLIO
                     KIEWIT INTERMEDIATE-TERM BOND PORTFOLIO
                             KIEWIT EQUITY PORTFOLIO


                                October 23, 1998

To Shareholders:

     A Special Meeting of Shareholders of Kiewit Money Market Portfolio, Kiewit Intermediate-Term Bond Portfolio, and Kiewit Equity Portfolio, each a series of Kiewit Mutual Fund (the "Fund"), will be held at the offices of Kiewit Investment Management Corp., 1000 Kiewit Plaza, Omaha, Nebraska 68131 at 10:00 a.m. (local time) on October 23, 1998 for the following purposes:


     1. Approval of the following Investment Advisory Agreements:

        The following item is to be voted on ONLY by shareholders of record of Kiewit Money Market Portfolio:

        (a) To approve or disapprove a new Investment Advisory Agreement between Wilmington Trust Company and Kiewit Investment Trust, on behalf of the Kiewit Money Market Series.


        The following item is to be voted on ONLY by shareholders of record of Kiewit Intermediate-Term Bond Portfolio:

        (b) To approve or disapprove a new Investment Advisory Agreement between Wilmington Trust Company and Kiewit Investment Trust, on behalf of the Kiewit Intermediate-Term Bond Series.


        The following item is to be voted on ONLY by shareholders of record of Kiewit Equity Portfolio:

        (c) To approve or disapprove a new Investment Advisory Agreement between Wilmington Trust Company and Kiewit Investment Trust, on behalf of the Kiewit Equity Series.

     2.   To elect two Trustees to the Fund's Board of Trustees;

     3. To ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ending June 30, 1999; and

     4. To transact such other business as may properly come before the Meeting, or any adjournment thereof.

     Shareholders of record at the close of business on September 23, 1998 are entitled to vote at the meeting or any adjournment thereof.

                                             By Order of the Board of Trustees


                                             KENNETH D. GASKINS
                                             Secretary
October __, 1998
Omaha, Nebraska

-------------------------------------------------------------------------------

                                    IMPORTANT

     Whether or not you plan to attend the meeting, please mark your voting instructions on the enclosed proxy and promptly date, sign and return it in the enclosed envelope. No postage is required if mailed in the United States. We ask your cooperation in helping the Fund by mailing your proxy promptly.

-------------------------------------------------------------------------------

                               KIEWIT MUTUAL FUND
                                1000 Kiewit Plaza
                           Omaha, Nebraska 68131-3344

              PROXY STATEMENT - SPECIAL MEETING OF SHAREHOLDERS OF

                          KIEWIT MONEY MARKET PORTFOLIO
                     KIEWIT INTERMEDIATE-TERM BOND PORTFOLIO
                             KIEWIT EQUITY PORTFOLIO

                                October 23, 1998

     The enclosed proxy is solicited by the Board of Trustees of Kiewit Mutual Fund (the "Fund") in connection with a Special Meeting of Shareholders ("Meeting") of Kiewit Money Market Portfolio, Kiewit Intermediate-Term Bond Portfolio, and Kiewit Equity Portfolio (collectively, the "Portfolios") and any adjournment thereof. The Meeting will be held at the offices of Kiewit Investment Management Corp., 1000 Kiewit Plaza, Omaha, Nebraska at 10:00 a.m. (local time) on October 23, 1998. Proxies will be voted in accordance with the instructions contained thereon. If no instructions are given, proxies that are signed and returned will be voted in favor of the proposals. A shareholder may revoke his or her proxy at any time before it is exercised by delivering a written notice to the Fund expressly revoking such proxy, by executing and forwarding to the Fund a subsequently dated proxy, or by voting in person at the Meeting. This proxy statement and the accompanying form of proxy are being first sent to shareholders on approximately October __, 1998. In the event a quorum is not present in person or by proxy at the Meeting or, if there are insufficient votes to approve a particular proposal, the person named as proxy will consider the best interests of the shareholders in deciding whether the Meeting should be adjourned.

     As of the close of business on September 23, 1998, the record date fixed by the Board of Trustees for the determination of shareholders of the Portfolios entitled to notice of and to vote at the Meeting ("Record Date"), _____ shares of the Kiewit Money Market Portfolio, _____ shares of the Kiewit Intermediate-Term Bond Portfolio and _____ shares of the Kiewit Equity Portfolio were outstanding.

     Shareholders of the Portfolios will vote separately with respect to the approval of their corresponding master funds' investment advisory agreements with Wilmington Trust Company (Proposal 1). The vote of the holders of a "majority of the outstanding voting securities" of each Portfolio, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), represented at the meeting in person or by proxy, is required for approval of their corresponding Series' investment advisory agreement ("1940 Act Majority Vote"). A 1940 Act Majority Vote means the vote of (a) at least 67% of the shares of each Portfolio present in person or by proxy, if more than 50% of the shares of the Portfolio are represented at the meeting, or (b) more than 50% of the outstanding shares of each Portfolio, whichever is less.

     Shareholders of the Portfolios will vote together with respect to the election of the Trustees (Proposal 2) and ratification of the selection of the independent accountants (Proposal 3). The shares of the Fund do not have cumulative voting rights, and, therefore, a plurality of all votes cast at a meeting at which a quorum is present shall be sufficient for the election of a Trustee. An affirmative vote of a majority of the aggregate outstanding shares of the Fund, present in person or by proxy and voting, is necessary to ratify the selection of the independent accountants. Each share is entitled to one vote.

     Under Delaware law, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, would not be counted for purposes of determining whether the Proposals have been approved.

     The cost of solicitation, including preparing and mailing the proxy materials, will be borne equally by Kiewit Investment Management Corp. and Wilmington Trust Company. In addition to solicitations through the mails, the employees of Kiewit Investment Management Corp. may solicit proxies by telephone and personal interviews. It is not anticipated that any of the foregoing persons will be specially engaged for that purpose.


                             PRINCIPAL SHAREHOLDERS

     The following shareholders beneficially owned more than 5% of the Portfolios' outstanding shares as of the Record Date:

                                        Number of Shares           Percentage
Name & Address                          Beneficially Owned         of Portfolio
--------------                          ------------------         ------------

Kiewit Money Market Portfolio:

Wasatch Constructors, Joint Venture         80,732,310.89             22.34%
1000 Kiewit Plaza
Omaha, NE  68131

                                        Number of Shares           Percentage
Name & Address                          Beneficially Owned         of Portfolio
--------------                          ------------------         ------------

Kiewit-Granite, Joint Venture               38,075,163.30             10.54%
1000 Kiewit Plaza
Omaha, NE  68131

Kiewit Construction Company                 94,748,059.08             26.22%
1000 Kiewit Plaza
Omaha, NE  68131

                              TOTAL

Kiewit Intermediate-Term Bond Portfolio:

Northern Trust Company, Trustee              2,048,196.45             34.68%
for Continental Kiewit Inc.
Pension Plan
P.O. Box 92956
Chicago, IL  60675-2956

Decker Coal Reclamation Fund                 2,340,415.57             39.63%
1000 Kiewit Plaza
Omaha, NE  68131

Wilmington Trust Company, Trustee              370,301.74              6.27%
for Black Butte Coal Company Pension Plan
1100 North Market Street
Wilmington, Delaware 19890

Wilmington Trust Company, Trustee              431,826.19              7.31%
for Kiewit Construction
Retirement Savings Plan
1100 North Market Street
Wilmington, Delaware 19890

Wilmington Trust Company, Trustee              306,372.29              5.19%
for Decker Coal Company Pension Plan
1100 North Market Street
Wilmington, Delaware 19890



                              TOTAL

                                        Number of Shares           Percentage
Name & Address                          Beneficially Owned         of Portfolio
--------------                          ------------------         ------------

Kiewit Equity Portfolio:

Northern Trust Company, Trustee              1,725,058.63              29.86%
for Continental Kiewit Inc.
Pension Plan
P.O. Box 92956
Chicago, IL  60675-2956

Wilmington Trust Company, Trustee            1,901,830.07              32.92%
for Kiewit Construction Group
Retirement Savings Plan
1100 N. Market Street
Wilmington, DE  19890

Decker Coal Reclamation                      1,344,203.17              23.27%
1000 Kiewit Plaza
Omaha, NE  68131

Wilmington Trust Company, Trustee              302,074.69               5.23%
for Decker Coal Company
Pension Plan
1100 N. Market Street
Wilmington, DE  19890

                              TOTAL

     As of the Record Date, the Trustees and officers of the Fund, as a group, beneficially owned less than 1% of the Portfolios' outstanding shares.

                                 PROPOSAL NO. 1

                 Approval of New Investment Advisory Agreements

     Shareholders of the Portfolios are being asked to approve new investment advisory agreements to replace the existing advisory agreements between Kiewit Investment Management Corp. ("KIM") and Kiewit Investment Trust (the "Trust"), on behalf of the Trust's series (the "Series"). Each Portfolio of the Fund operates as a feeder fund in a master fund-feeder fund arrangement with the Trust. As feeder funds, the Portfolios seek to achieve their respective investment objectives by investing all of their investable assets in corresponding Series of the Trust with the same investment objectives and policies. The Series invest directly in portfolio securities and currently receive investment management services pursuant to their existing investment advisory agreements with KIM (the "Existing Agreements").

     New investment advisory agreements (the "New Agreements") have been proposed for adoption which provide for the Series' investments to be managed by Wilmington Trust Company ("Wilmington Trust") instead of KIM. The reason for the New Agreements is that KIM is selling its investment advisory business and related assets to Wilmington Trust, and the sale contemplates the assignment of KIM's existing investment advisory agreements with the Series to Wilmington Trust (the "Assignment"). Pursuant to the 1940 Act, the assignment of a registered investment company's advisory agreement requires automatic termination of the agreement. Consequently, upon the Assignment, new investment advisory agreements must be approved for the Series' by their respective shareholders (i.e. the Portfolios). Pursuant to 1940 Act requirements applicable to master-feeder fund arrangements, each Portfolio's voting rights with respect to the Series shares that it holds must be passed through to the Portfolio's shareholders.

     The following summary provides information about Wilmington Trust and the Assignment, as well as the Existing Agreements and the New Agreements.

Information Concerning Wilmington Trust and the Assignment

     Wilmington Trust, with principal offices located at 1100 North Market Street, Wilmington, Delaware 19890, is a Delaware corporation and a wholly-owned subsidiary of Wilmington Trust Corporation, a publicly held bank-holding company. Wilmington Trust is registered under the Investment Advisers Act of 1940 and presently serves as the investment manager of the Rodney Square Funds.

     Ted T. Cecala is the principal executive officer of Wilmington Trust. The name and principal occupation of each director of Wilmington Trust as of September 30, 1998 were as follows:

           Name of Director                       Occupation
           ----------------                       ----------

Ted T. Cecala                       Chief Executive Officer and Chairman of the
                                     Board of Wilmington Trust

Andrew B. Kirkpatrick               Counsel to the law firm of Morris, Nichols,
                                     Arsht and Tunnell

David P. Roselle                    President of the University of Delaware

Mary Jornlin-Theisen                Civic leader

Charles S. Crompton, Jr.            Partner of the law firm of Potter,
                                     Anderson & Corroon

Edward B. du Pont                   Private investor

Stacey J. Mobley                    Senior Vice President, external affairs,
                                     E.I. Du Pont de Nemours and Company

Carolyn S. Burger                   Principal of CB Associates, Inc., a
                                     consulting firm

Robert V. A. Harra, Jr.             President, Chief Operating Officer and
                                     Treasurer of Wilmington Trust

Leonard W. Quill                    Retired

Richard R. Collins                  Chairman of Collins, Inc., a consulting firm

Hugh E. Miller                      Retired


Thomas P. Sweeney                   Partner in the law firm of Richards,
                                     Layton & Finger, P.A.

H. Stewart Dunn, Jr.                Partner in the law firm of Ivins,
                                     Phillips & Barker

R. Keith Elliot                     Chairman of the Board and Chief Executive
                                     Officer of Hercules Incorporated

Robert C. Forney                    Retired

Rex L. Mears                        President of Ray S. Mears and Sons, Inc.

Robert W. Tunnell, Jr.              Managing Partner of Tunnell Companies, L.P.

H. Rodney Sharp, III                Retired


     Each of the above persons may be reached c/o Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19890.

     Pursuant to the Assignment, KIM will sell to Wilmington Trust certain intangible assets and books and records used by KIM in the conduct of its business as the adviser to the Series. Due to changes in the business plans of KIM's parent company, Peter Kiewit Sons', Inc., KIM no longer intends to maintain an investment advisory business that renders services to registered mutual funds. KIM considered among its options the complete liquidation of the Fund or the possibility of locating a successor adviser. KIM ultimately determined that continuing the operations of the Fund through a successor adviser would be preferable to a liquidation because of tax and other concerns that might adversely impact Fund shareholders.

     After several discussions among the executive personnel at KIM, it was determined that Wilmington Trust would be able to provide the best overall capabilities for assuming the management of the Series. Wilmington Trust is a large independent bank and trust company located in Wilmington, Delaware. Pursuant to an asset purchase agreement dated as of September 25, 1998, KIM has agreed to sell to Wilmington Trust those assets necessary to run KIM's investment management business. In return for those assets, and for undertaking to assist Wilmington Trust in seeking approval of Wilmington Trust's proposed advisory contracts with the Trust by the Fund's shareholders, Wilmington Trust has agreed to make a lump sum payment in cash and contingent payments to KIM over a four year period that will be based upon the net advisory fees earned by Wilmington Trust for managing the Series, subject to various terms and conditions set forth in the asset purchase agreement.

     Section 15 of the 1940 Act requires that an advisory contract between an investment adviser and a registered investment company must terminate automatically upon its assignment. Therefore, certain steps must be taken to enable KIT, on behalf of the Series, to enter into new advisory contracts with Wilmington Trust. In accordance with the requirements of Section 15 and the terms and conditions set forth in the asset purchase agreement, the Board of Trustees of the Fund has recommended approval of the proposed advisory contracts with Wilmington Trust.

     Once the Meeting is concluded and assuming that an affirmative vote is secured approving the New Agreements, the execution and closing of the asset purchase transaction will take place and the New Agreements will become effective. KIM will cooperate with Wilmington Trust to insure a smooth transition with regard to advisory responsibilities.

     KIM and Wilmington Trust have agreed that the Assignment, and the consideration paid to KIM pursuant to the Assignment, shall be subject to
Section 15(f) of the 1940 Act. Section 15(f) permits the receipt by an adviser to a registered investment company, or any of its affiliated persons, of any amount or benefit in connection with a sale or transfer of such adviser's business resulting in the assignment of its advisory agreements, as long as two conditions are satisfied. First, an "unfair burden" (as defined in the 1940 Act) must not be imposed on the investment company as a result of the sale of the interest in the company's adviser. For purposes of Section 15(f), an unfair burden would include any arrangement during a two year period after the sale of the advisory business whereby the investment adviser, or any interested persons of such adviser, receives or is entitled to receive any compensation from the investment company or its shareholders other than fees for bona fide investment advisory or other services. The second condition of Section 15(f) is that during the three year period after the sale of the advisory business, at least 75% of the investment company's board of directors must not be "interested persons" of the investment company's adviser or predecessor adviser.

     The Trustees may consider restructuring the Portfolios in the future to integrate them with other mutual funds managed by Wilmington Trust and its affiliates. Such actions, including possible merger of the Portfolios with the Rodney Square Funds, are currently in the planning stage and would not be implemented until after the closing date of the asset purchase transaction. The consent of shareholders would be required for any restructuring of the Portfolios.

     Management of the Fund is not aware of any circumstances arising from the Assignment that might result in the imposition of an "unfair burden" on the Fund. Furthermore, the second condition of Section 15(f), the 75% disinterested director requirement, would be complied with through the proposed election of an additional "non-interested" Trustee to the Fund's Board and resignation of one of the two "interested" Trustees (see Proposal No. 2).

Information Concerning the Existing Agreements

     Subject to the supervision of the Board, KIM currently provides portfolio management, research and analysis, advice and recommendations with respect to the purchase and sale of securities for each Series pursuant to the Existing Agreements between the Trust, on behalf of the Series, and KIM dated June 17, 1998. KIM also maintains certain books and records in connection with its services to the Trust.

     The Existing Agreements provide that KIM will pay the salaries and expenses of all its personnel and all expenses incurred by it in the ordinary course of performing its duties under such Agreements. All costs and expenses not expressly assumed by KIM under the Agreements shall be paid by the Trust or its administrator, including, but not limited to, the expenses incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholder meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; the fees and expenses of the Trust's non-interested Trustees; and taxes.

     According to the Existing Agreements, KIM is entitled to an annual fee, payable monthly, equal to the following percentages of a Series' average daily net assets: Kiewit Money Market Series .20%; Kiewit Intermediate-Term Bond Series .40%; and Kiewit Equity Series .70%. For the fiscal year ended June 30, 1998, after fee waivers and assumption of certain expenses by KIM, the Series paid the following amounts to KIM for its services: Kiewit Money Market Series $463,747; Kiewit Intermediate-Term Bond Series $464,082; and Kiewit Equity Series $568,633. Wilmington Trust has agreed to continue the advisory fee waivers and assumption of expenses in order to maintain the current cap on the Portfolios' annual operating expenses after the Assignment.

     The Existing Agreements were last approved by shareholders on March 31, 1998 and by the Trustees at a meeting held for that purpose on June 17, 1998. The Existing Agreements remain in effect from year to year if specifically approved at least annually by vote of "a majority of the outstanding voting securities" of the Trust, as defined under the Act, or by the Board of Trustees and, in either event, by the vote of a majority of the Trustees who are not parties to the Agreements or interested persons of any such party, cast in person at a meeting called for such purpose. The Agreements may be terminated by the Trust without penalty at any time on sixty (60) days' written notice to KIM. KIM may terminate the Agreements after ninety (90) days' written notice to the Trust.

     The Assignment triggers the automatic termination of the Existing Agreements pursuant to their terms as required under the 1940 Act. Consequently, in order for the Trust to receive from Wilmington Trust the investment management services it now receives from KIM, the Trust, on behalf of each Series, must enter into the New Agreements. If the New Agreements are not approved by the shareholders of the Portfolios, the Board of Trustees will consider what other actions are appropriate based upon the best interests of the shareholders, including possible liquidation of the Fund.

Information Concerning the New Agreements

     The terms of the New Agreements are similar but not identical to those of the Existing Agreements; the most substantial change is the substitution of Wilmington Trust, as the Series' investment adviser. Other changes in the New Agreements are discussed in the following paragraphs. A form of the New Agreements is attached to this Proxy Statement as Exhibit A.

     The principal differences between the form of the Existing Agreements and the New Agreements, in addition, to the identity of the parties, are (1) certain terms are set forth in greater detail and particular references are made to the Trust's registration statement for greater clarity; (2) the adviser is expressly permitted to aggregate the Trust's portfolio securities orders with those of other clients of the adviser; and (3) the limitations on the adviser's liability to the Trust and its shareholders are restated. The compensation payable to the adviser under the New Agreements is unchanged.

     The New Agreements specify that the adviser's selection of brokers for execution of portfolio trades shall be in accordance with the policies set forth in the Fund's registration statement. As provided in the Existing Agreements, the adviser must use its best efforts to obtain best price and most favorable execution but may pay higher portfolio commissions to certain brokers in return for research services, subject to the adviser's good faith determination that such commissions are reasonable.

     The New Agreements include a new term providing that neither the Trust nor the adviser will adopt a formula for the allocation of the Series' brokerage transactions. The New Agreements also expressly state that the adviser may, to the extent permitted by applicable laws and regulations, aggregate the Series' portfolio securities orders with the orders of the adviser's other clients in order to obtain the most favorable price and efficient execution. In that event, allocation of the securities purchased or sold, as well as expenses incurred in the transaction, will be made by the adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to its other clients.

     Finally, the New Agreements restate the limitations on the adviser's liability to the Trust and its shareholders. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties under the Agreement by the adviser, the adviser shall not be subject to liability to the Trust or to any shareholder of the Trust or its Series for any act or omission in the course of, or connected with, rendering services under the New Agreement or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Series. However, no provision of the New Agreement may be construed to protect any Trustee or officer of the Trust, or the adviser, from liability in violation of Sections 17(h), 17(i), 36(a) or 36 (b) of the 1940 Act.

     It is anticipated that the New Agreements would be dated as of the closing date of the asset purchase transaction, which is expected to occur on October 23, 1998. The New Agreements will continue in effect for an initial term of two years and may continue thereafter from year to year if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of the Trust or by the Board of Trustees of the Trust and, in either event, by the vote of a majority of the Trustees who are not parties to the New Agreements or interested persons of any such party, cast in person at a meeting called for such purpose.

Evaluation of the New Agreements by the Board of Trustees

     Each of the Trustees of the Fund is also a Trustee of the Trust. At a Board meeting held on September 23, 1998, the Fund's Trustees considered the Assignment and its anticipated effects upon the investment management services that the Portfolios receive through their corresponding master Series.

     Representatives of Wilmington Trust met with the Board members and provided them with information about their investment management operations. They explained their investment philosophy and the strategies that they would use in managing the Series. They also related the historical performance of Wilmington Trust's money market, intermediate term bond and equity accounts. In considering the engagement of Wilmington Trust as the Series' adviser, the Trustees noted the following: (1) Wilmington Trust's conservative investment philosophy and strategies were compatible with KIM's philosophy and strategies in managing the Series; (2) Wilmington Trust has a solid investment performance record; and (3) the advisory fees payable by the Series under the New Agreements would remain the same. Based upon these factors, the Board, including a majority of the Trustees who are not parties to the investment advisory agreements or interested persons of any such party, voted to recommend shareholder approval of the New Agreements.

Brokerage Allocation

     KIM, in effecting the purchase and sale of portfolio securities for the Series, currently seeks execution of trades at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange. However, KIM reserves the right to seek execution of trades at a higher rate of commission charges if reasonable in relation to brokerage and research services provided to the Trust or KIM by such member, broker, or dealer. Such services may include, but are not limited to, the following: information as to the availability of securities for purchase or sale and statistical or factual information or opinions pertaining to investments. KIM may use research and services provided to it by brokers and dealers in servicing all its clients, however, not all such services will be used by KIM in connection with the Trust. Under the New Agreements, Wilmington Trust would follow substantially similar policies for allocating the Series' brokerage transactions.


                        THE BOARD OF TRUSTEES RECOMMENDS
                    APPROVAL OF PROPOSAL NO. 1 TO APPROVE THE
                     SERIES' INVESTMENT ADVISORY AGREEMENTS.


                                 PROPOSAL NO. 2

                              Election of Trustees

     The Fund's Board has nominated Nicholas A. Giordano and Robert J. Christian for election as Trustees of the Fund. The reason for this election is that the Fund's Board of Trustees must be restructured in order to comply with Section 15(f) of the 1940 Act. As discussed above in Proposal No. 1, for a period of three years after KIM's sale of its advisory business to Wilmington Trust, at least 75% of the members of the Fund's Board may not be "interested persons" (as defined in the 1940 Act) of either KIM or Wilmington Trust. In order for the composition of the Fund's Board to comply with this requirement, it is proposed that Nicholas A. Giordano would be elected as a non-interested Trustee, Messrs. Sharpe and Stinson, both interested Trustees, would resign from the Board and Mr. Christian would be elected to the Board as the sole interested Trustee.

     Certain information about Messrs. Giordano and Christian is set forth below. Each nominee has agreed to serve if elected, and if he should be unavailable to serve for any reason, the persons named as proxies will vote for a substitute nominee selected by the Board of Trustees. The Fund currently knows of no reason why Messrs. Giordano and Christian would be unable or unwilling to serve if elected.

Nominee for Trustee



                                                                       Fund           Percent
                             Principal                                Shares           Owned
                       Occupation for Past                          Owned as       Beneficially
        Name                  5 Years                 Age           of 9/23/98     as of 9/23/98
        ----                  -------                 ---           ----------     -------------


Nicholas A.           Interim President of             55                0               0
Giordano              LaSalle University
                      since July 1, 1998;
                      President and Chief
                      Executive Officer of the
                      Philadelphia Stock Exchange
                      from 1981 through August
                      1997; Financial Services
                      consultant, 1997-1998

*Robert J.            Chief Investment                 49                0               0
Christian             Officer of
                      Wilmington Trust and
                      Director of Rodney Square
                      Management Corporation since
                      February 1996. Chairman and
                      Director of PNC Equity
                      Advisors Company and
                      President and Chief
                      Investment Officer of PNC
                      Asset Management Group, Inc.
                      from 1994-1996; Chief
                      Investment Officer of PNC
                      Bank from 1992-1996.


* Mr. Christian is an officer of the proposed investment adviser for the Series and would therefore be an "interested" Trustee.

Current Trustees and Executive Officers of the Fund



                                                                                        Shares
                                                                    Principal           Owned
                                                                   Occupation        Beneficially
                                                   Position            or             September 23,
          Name             Position         Age      Since         Employment            1998
          ----             --------         ---      -----         ----------            ----


Robert H. Arnold           Trustee          54       1997      Since 1989,                   0
                                                               Co-Manager of
                                                               R.H. Arnold &
                                                               Co., Inc., an
                                                               investment
                                                               banking company


                                      -12-


Lawrence B. Thomas         Trustee           62      1994      Retired in 1996            0
                                                               after serving in
                                                               numerous
                                                               financial
                                                               positions at
                                                               ConAgra, Inc.
                                                               including
                                                               Treasurer,
                                                               Secretary, Risk
                                                               Officer and
                                                               Senior Vice
                                                               President Finance


*Stephen A. Sharpe         Trustee           44      1998      Since 1996, Vice           0
                                                               President-Finance,
                                                               Kiewit
                                                               Construction
                                                               Group Inc.; Vice
                                                               President of U.S.
                                                               Generating
                                                               Company


*Kenneth E. Stinson        Trustee           55      1998      Executive Vice             0
                                                               President, Peter
                                                               Kiewit Sons', Inc.
                                                               (for more than the
                                                               past five years);
                                                               Chairman (since
                                                               1993) and CEO
                                                               (since 1992),
                                                               Kiewit
                                                               Construction
                                                               Group Inc.; also a
                                                               director or
                                                               ConAgra, Inc.
                                                               and Valmont
                                                               Industries, Inc.


*Livingston G. Douglas     President,        37      1997      President and             Less than
                           Chief                               Chief Investment          1% of
                           Investment                          Officer of KIM;           outstanding
                           Officer and                         From 1993 to              Shares
                           Chief                               1997, Senior
                           Financial                           Fixed-Income
                           Officer                             Portfolio
                                                               Manager &
                                                               Director of Fixed
                                                               Income Research
                                                               for Investment
                                                               Advisers, Inc.


                                      -13-

*Kenneth D. Gaskins        Secretary        51       1994      Vice President,           Less than
                                                               Secretary  and            1% of
                                                               Corporate                 outstanding
                                                               Counsel of KIM;           Shares
                                                               Corporate
                                                               Counsel of
                                                               Kiewit
                                                               Diversified
                                                               Group, Inc.
                                                               (1992-1997)

*    Interested Person of the Fund as defined in Section 2(a)(19) of the 1940
     Act.

     During the Fund's fiscal year ended June 30, 1998, four regular Board meetings were held and one special Board meeting was held. Each of the current Trustees attended at least 75% of the total number of Board meetings. The Board has an Audit Committee consisting of Messrs. Arnold and Thomas which is responsible for recommending the selection of the Fund's independent accountants and for conducting post-audit reviews of the Fund's financial condition with the accountants. The Audit Committee held one meeting during the year ended June 30, 1998, and both members of the Audit Committee attended the meeting.

        During the fiscal year ended June 30, 1998, the Trustees who are not "interested persons" (as defined in the Act) received compensation from the Fund, as follows:


                               Compensation Table
-------------------------------------------------------------------------------------------------
         (1)                  (2)                 (3)                (4)                (5)
                                                                                       Total
                                              Pension or                           Compensation
                                              Retirement                          From Registrant
                           Aggregate       Benefits Accrued     Estimated Annual     and Fund
       Name of            Compensation     As Part of Fund       Benefits Upon    Complex Paid to
  Person & Position       From Registrant     Expenses             Retirement        Trustee
  -----------------       ---------------     --------             ----------        --------

Robert H. Arnold                 $13,750          0                     0             $27,500
      Trustee

Lawrence B. Thomas               $13,750          0                     0             $27,500
      Trustee

             THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS
        ELECT NICHOLAS A. GIORDANO AND ROBERT J. CHRISTIAN AS TRUSTEES OF
                                    THE FUND.

                                 PROPOSAL NO. 3

       Ratification of the Selection of the Fund's Independent Accountants

     The Board has selected PricewaterhouseCoopers LLP, located at Thirty South 17th Street, Philadelphia, PA 19103, to serve as independent accountants to audit the financial statements of the Fund for the fiscal year ending June 30, 1999. PricewaterhouseCoopers has advised the Fund that neither it, nor any of its members, has any other relationship with the Fund, and that none of them has any direct or indirect financial interest in the Fund. No representative of PricewaterhouseCoopers is expected to be present at the Meeting.

     PricewaterhouseCoopers acted as auditors for the Fund for the fiscal year ended June 30, 1998. The selection of PricewaterhouseCoopers was based upon the skill and expertise of that firm in the specialized area of investment company accounting, reflected in its national practice in this field.

                    THE BOARD OF TRUSTEES RECOMMENDS APPROVAL
                    OF PROPOSAL NO. 3 TO RATIFY THE SELECTION
                     OF THE FUND'S INDEPENDENT ACCOUNTANTS.


                                 PROPOSAL NO. 4

                                 Other Business

     Management knows of no matters to be brought before the Meeting other than those mentioned in this Proxy Statement. If other matters do come before the Meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the person or persons exercising at the Meeting the authority conferred by the proxies.

Other Matters

     PFPC Inc. serves as the administrator, accounting services, dividend disbursing and transfer agent for each Portfolio and Series and is located at 103 Bellevue Parkway, Wilmington, DE 19809. The Fund has entered into a distribution agreement with Provident Distributors, Inc., located at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428, pursuant to which Provident Distributors is responsible for supervising the sale of each Portfolio's shares.

Shareholder Reports

     The most recent Annual Report of the Fund and the Trust are available at no cost to shareholders upon request by: (1) writing to Kenneth D. Gaskins, the Secretary of the Fund, at 1000 Kiewit Plaza, Omaha, Nebraska 68131-3344; (2) calling Kenneth D. Gaskins at 1-800-228-7574; (3) writing to PFPC Inc. at 103 Bellevue Parkway, Wilmington, DE 19809 or (4) calling 1-800-2KIEWIT.

Shareholder Proposals

     Any shareholder who desires to submit a shareholder proposal may do so by submitting such proposal in writing, addressed to the Fund, c/o PFPC Inc., 103 Bellevue Parkway, Wilmington, DE 19809. Ordinarily, the Fund does not hold annual shareholder meetings.




                                             By Order of the Board of Trustees

                                             KENNETH D. GASKINS
                                             Secretary
October __,1998

                                    Exhibit A


                         INVESTMENT MANAGEMENT AGREEMENT

     AGREEMENT made this ____ day of __________, 1998, by and between KIEWIT INVESTMENT TRUST, a Delaware business trust (the "Fund"), and WILMINGTON TRUST COMPANY, a Delaware corporation (the "Manager").

     1. Duties of Advisor

     The Fund hereby employs the Manager to manage the investment and reinvestment of the assets of the _____________________________ Series of the Fund (the "Series"), to continuously review, supervise and administer the Series' investment program, to determine in its discretion, and without prior consultation with the Fund, the securities to be purchased or sold and the portion of the Series' assets to be uninvested, to provide the Fund with records concerning the Manager's activities which the Fund is required to maintain, and to render regular reports to the Fund's officers and the Board of Trustees of the Fund, all in compliance with the Series' investment objective, policies and limitations set forth in the Fund's registration statement and applicable laws and regulations. Subject to compliance with the requirements of the Investment Company Act of 1940 (the "1940 Act"), the Manager may retain, at the Manager's own expense, one or more sub-advisers to the Series. The Manager accepts such employment and agrees to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services described herein on the terms and for the compensation provided herein.

     2. Series Transactions

     The Manager is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Series in accordance with the policies with respect to portfolio transactions set forth in the Fund's registration statement, and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein.

     It is understood that neither the Fund nor the Manager will adopt a formula for the allocation of Series brokerage. It is further understood that the Manager may, in its discretion, use brokers who provide a Series with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Series, and the Manager may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Manager determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Manager to the Series and its other clients and that the total commissions paid by such Series will be reasonable in relation to the benefits to the Series over the long term.

     It is understood that the Manager may, to the extent permitted by applicable laws and regulations, aggregate securities to be sold or purchased for any Series and for other clients in order to obtain the most favorable price and efficient execution. In that event, allocation of the securities purchased or sold, as well as expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

     The Manager will promptly communicate to the officers and trustees of the Fund such information relating to transactions for the Series as they may reasonably request.

     3. Compensation of the Manager

     For the services to be rendered by the Manager as provided in Section 1 of this Agreement, the Fund shall pay to the Manager, at the end of each month, a fee equal to one-twelfth of ___ percent of the daily average net assets of the Series during the month. The value of net assets shall be determined in accordance with definitions contained in the Fund's registration statement and the applicable provisions of the 1940 Act. In the event that this Agreement is terminated at other than a month-end, the fee for such month shall be prorated.

     4. Other Services

     At the request of the Fund, the Manager, in its discretion, may make available to the Fund office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and service shall be provided for or rendered by the Manager and billed to the Fund at the Manager's cost and, where applicable, the cost thereof shall, be apportioned among the several Series of the Fund proportionate to their respective utilization thereof.

     5. Reports

     The Fund and the Manager agree to furnish to each other information with regard to their respective affairs as each may reasonably request.

     6. Status of the Manager

     The services of the Manager to the Fund or in respect of the Series, are not to be deemed exclusive, and the Manager shall be free to render similar services to others as long as its services to the Fund or in respect of the Series, are not impaired thereby. The Manager shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

     7. Liability of Manager

     Except as provided below, in the absence of wilful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Fund or to any shareholder of the Fund or its Series for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Series.

     No provision of this Agreement shall be construed to protect any Trustee or officer of the Fund, or the Manager, from liability in violation of Sections 17(h), 17(i), 36(a) or 36 (b) of the 1940 Act.

     8. Permissible Interests

     Subject to and in accordance with the Agreement and Declaration of Trust of the Fund and the charter of the Manager, trustees, officers, and shareholders of the Fund are or may be interested in the Manager (or any successor thereof) as directors, officers or shareholders, or otherwise; directors, officers, agents and shareholders of the Manager are or may be interested in the Fund as trustees, officers, shareholders or otherwise; and the Manager (or any successor) is or may be interested in the Fund as a shareholder or otherwise and the effect of any such interrelationships shall be governed by said agreement and declaration of trust and charter and the provisions of the 1940 Act.

     9. Duration and Termination

     This Agreement shall become effective on the date first written above and shall continue in effect for a period of two years from such date, and thereafter only if such continuance is approved at least annually by a vote of the Fund's Board of Trustees, including the vote of a majority of the trustees who are not parties to this Agreement or interested persons of any such party, cast in person, at a meeting called for the purpose of voting on such approval. In addition, the question of continuance of this Agreement may be presented to the shareholders of the series; in such event, such continuance shall be effected only if approved by the affirmative vote of the holders of a majority of the outstanding voting securities of the series.

     This Agreement may at any time be terminated without payment of any penalty either by vote of the Board of Trustees of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Series, on sixty days, written notice to the Manager.

     This Agreement shall automatically terminate in the event of its assignment.

     This Agreement may be terminated by the Manager after ninety days' written notice to the Fund.

     Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

     As used in this Section 9, the terms "assignment," "interested persons," and a "vote of the holders of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act and Rule 18f-2 thereunder.

     10. Severability

     If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     11. Governing Law

     To the extent that state law has not been preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware.

     IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be executed as of the day and year first written above.



                                      WILMINGTON TRUST COMPANY



                                      By:
                                         ----------------------------



                                      KIEWIT INVESTMENT TRUST




                                      By:
                                         ----------------------------
                                             Livingston G. Douglas
                                             President

BY SIGNING AND DATING THE BACK OF THIS BALLOT, YOU AUTHORIZE THE PROXY TO VOTE EACH PROPOSAL AS MARKED. IF NOT MARKED, THE PROXY WILL VOTE "FOR" EACH PROPOSAL, AND AS HE SEES FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE AND MAIL THIS BALLOT AT ONCE IN THE ENCLOSED ENVELOPE.


                               KIEWIT MUTUAL FUND
          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS - October 23, 1998


     The undersigned hereby constitutes and appoints Kenneth D. Gaskins, with power of substitution, as proxy to appear and vote all of the shares of beneficial interest standing in the name of the undersigned on the record date at the special meeting of shareholders of Kiewit Mutual Fund to be held at 1000 Kiewit Plaza, Omaha, Nebraska 68131 at 10:00 a.m. local time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxy to vote as indicated on this proxy ballot.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED IN THE FOLLOWING ITEMS. IF NO CHOICE IS SPECIFIED, THEY WILL BE VOTED TO APPROVE EACH PROPOSAL. PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THESE MATTERS. THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF TRUSTEES.

     1.   Approval of the following Investment Advisory Agreements:

          The following item is to be voted on ONLY by shareholders of record of Kiewit Money Market Portfolio:

          (a) To approve or disapprove a new Investment Advisory Agreement between Wilmington Trust Company and Kiewit Investment Trust, on behalf of the Kiewit Money Market Series.

               FOR  / /               AGAINST / /           ABSTAIN  / /

          The following item is to be voted on ONLY by shareholders of record of Kiewit Intermediate-Term Bond Portfolio:

          (b) To approve or disapprove a new Investment Advisory Agreement between Wilmington Trust Company and Kiewit Investment Trust, on behalf of the Kiewit Intermediate-Term Bond Series.

               FOR  / /               AGAINST / /           ABSTAIN  / /

          The following item is to be voted on ONLY by shareholders of record of Kiewit Equity Portfolio:

          (c) To approve or disapprove a new Investment Advisory Agreement between Wilmington Trust Company and Kiewit Investment Trust, on behalf of the Kiewit Equity Series.

               FOR  / /               AGAINST / /           ABSTAIN  / /


         2     (a) To elect Nicholas A. Giordano to the Fund's Board of Trustees

               FOR  / /               AGAINST / /           ABSTAIN  / /

               (b) To elect Robert J. Christian to the Fund's Board of Trustees

               FOR  / /               AGAINST / /           ABSTAIN  / /


         3. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending June 30, 1999; and

               FOR  / /               AGAINST / /             ABSTAIN  / /

               To transact such other business as may properly come before the Meeting.


------------------------------------------------------------------------------

        SIGNATURE             SIGNATURE (JOINT OWNER)                      DATE

PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, TRUSTEE, ADMINISTRATOR, OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.